Exhibit 3.1.11

CERTIFICATE OF INCORPORATION

OF

TFX EQUITIES INCORPORATED

1.	The name of the corporation is TFX Equities Incorporated.

2.	The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.	The nature of the business or purposes to be conducted or promoted is:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4.	The total number of shares of stock which the corporation shall have the authority to issue is One Thousand (1,000) and the par value of each of such shares is One Dollar ($1.00) amounting in the aggregate to One Thousand Dollars ($1,000).

5.	The name and mailing address of the incorporator is is follows:

Name	Mailing Address

Steven K. Chance	155 South Limerick Road Limerick, PA 19468

6.	The corporation is to have perpetual existence.

7.	The board of directors of the corporation is authorized to make, alter or repeal the bylaws of the corporation.

I, THE UNDERSIGNED, being the incorporator herein-before named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this day of August, 1987.

/s/ Steven K. Chance
Steven K. Chance, Incorporator

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is

TFX Equities Incorporated

2. The registered office of the corporation within the State of Delaware is hereby changed to 32 Loockerman Square, Suite L-100, City of Dover 19901, County of Kent.

3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on August 13, 1993.

/s/ John J. Sickler
John J. Sickler - President

Attest:

/s/ Steven K. Chance
Steven K. Chance - Secretary

CERTIFICATE OF MERGER

MERGING

AIRFOIL TECHNOLOGIES INTERNATIONAL-CALIFORNIA, INC.,

a Delaware corporation

into

TFX EQUITIES INCORPORATED,

a Delaware corporation

Pursuant to Section 251 of the General Corporation Law of the State of Delaware, the undersigned corporation DOES HEREBY CERTIFY:

1. That the names and states of incorporation of the constituent corporations of the merger are as follow:

Name	Jurisdiction of Incorporation

Airfoil Technologies International-California, Inc.	Delaware

TFX Equities Incorporated	Delaware

2. That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

3. That the name of the surviving corporation of the merger is TFX Equities Incorporated.

4. That the Certificate of Incorporation of TFX Equities Incorporated, a Delaware corporation, shall be the certificate of incorporation of the surviving corporation.

5. That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is 155 South Limerick Road, Limerick, Pennsylvania 19468.

6. That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

7. That this instrument shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Merger to be signed by a duly authorized officer this 11th day of October, 2011.

TFX EQUITIES INCORPORATED

		By:	/s/ C. Jeffrey Jacobs
		Name:	C. Jeffrey Jacobs
		Title:	Vice President

(Corporate Seal)

ATTEST:

By:	/s/ James J. Leyden
Name: James J. Leyden, Secretary

CERTIFICATE OF MERGER

MERGING

TECHNOLOGY HOLDING COMPANY,

a Delaware corporation

into

TFX EQUITIES INCORPORATED,

a Delaware corporation

Pursuant to Section 251 of the General Corporation Law of the State of Delaware, the undersigned corporation DOES HEREBY CERTIFY:

1. That the names and states of incorporation of the constituent corporations of the merger are as follow:

Name	Jurisdiction of Incorporation

Technology Holding Company	Delaware

TFX Equities Incorporated	Delaware

2. That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

3. That the name of the surviving corporation of the merger is TFX Equities

Incorporated.

4. That the Certificate of Incorporation of TFX Equities Incorporated, a Delaware corporation, shall be the certificate of incorporation of the surviving corporation.

5. That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is Little Falls Centre II, 2751 Centerville Road, Suite 3150, Wilmington, DE 19808.

6. That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

7. That this instrument shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Merger to be signed by a duly authorized officer this 11th day of November, 2011.

TFX EQUITIES INCORPORATED

		By:	/s/ C. Jeffrey Jacobs
		Name:	C. Jeffrey Jacobs
		Title:	Vice President

(Corporate Seal)

ATTEST:

By:	/s/ James J. Leyden
Name: James J. Leyden, Secretary

CERTIFICATE OF MERGER

MERGING

TELEFLEX HOLDING COMPANY II,

a Delaware corporation

into

TFX EQUITIES INCORPORATED,

a Delaware corporation

Pursuant to Section 251 of the General Corporation Law of the State of Delaware, the undersigned corporation DOES HEREBY CERTIFY:

1. That the names and states of incorporation of the constituent corporations of the merger are as follow:

Name	Jurisdiction of Incorporation
Teleflex Holding Company II	Delaware
TFX Equities Incorporated	Delaware

2. That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

3. That the name of the surviving corporation of the merger is TFX Equities Incorporated.

4. That the Certificate of Incorporation of TFX Equities Incorporated, a Delaware corporation, shall be the certificate of incorporation of the surviving corporation.

5. That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is Little Falls Centre II, 2751 Centerville Road, Suite 3150, Wilmington, DE 19808.

6. That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

7. That this instrument shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Merger to be signed by a duly authorized officer this 11th day of November, 2011.

TFX EQUITIES INCORPORATED

By:	/s/ C. Jeffrey Jacobs
Name:	C. Jeffrey Jacobs
Title:	Vice President

(Corporate Seal)

ATTEST:

By:	/s/ James J. Leyden
	Name:	James J. Leyden, Secretary